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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:                  October 10, 1997

Date of earliest event reported: October 9, 1997


                     SOUTHERN PACIFIC FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)

                                  001 - 11785

        California                                             33-0636924
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification Number)


One Centerpointe Drive, Suite 500
          Lake Oswego, OR                              97035
(Address of principal executive offices)            (Zip Code)

                                (503) 684-4700
             (Registrant's telephone number, including area code)

                                Not applicable
   (Former name, former address and former fiscal year, if changed since last report)

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Item 5. Other Events


RECENT DEVELOPMENTS

    The Company issued a press release announcing third quarter earnings on October 9, 1997. See Exhibit 99.1

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Item 7. Financial Statements and Exhibits.

    See Exhibit 99.1, the Company's earnings release dated October 9, 1997.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SOUTHERN PACIFIC FUNDING CORPORATION


Date:  October 10, 1997            By:  /s/ Peter F. Makowiecki
                                      ---------------------------------
                                      Name: Peter F. Makowiecki
                                      Title: Chief Financial Officer and
                                             Secretary



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